Exhibit 32.2

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sonder Holdings Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2022 filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, in accordance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that to the best of his knowledge:

1.The Report, to which this certification is attached as Exhibit 32.2, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 12, 2022
By: /s/ Sanjay Banker
Sanjay Banker
Chief Financial Officer
(Principal Financial and Accounting Officer)